UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 1, 2017
Date of Report (Date of earliest event reported)

Flex Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

800 Boylston Street, 24th Floor Boston, MA	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 874-1821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2017, Christoph Westphal, M.D., Ph.D., tendered his resignation as the President and Chief Executive Officer of Flex Pharma, Inc. (the "Company"), effective July 3, 2017. Dr. Westphal will remain the Chairman of the Company's Board of Directors. William McVicar, Ph.D., the Company's current President, Research & Development will replace Dr. Westphal as the Company's interim President and Chief Executive Officer on July 3, 2017. Information regarding Dr. McVicar’s business experience is included in the Company's Form 8-K filed with the Securities and Exchange Commission on April 5, 2017 (File No. 001-36812), which is incorporated herein by reference. There are no arrangements or understandings between Dr. McVicar and any other person pursuant to which he was appointed as interim Chief Executive Officer. Dr. McVicar has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company's Board of Directors is evaluating Dr. McVicar’s compensation arrangements as a result of his appointment as interim Chief Executive Officer.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2017, the Company held its Annual Meeting of Stockholders at the offices of Cooley LLP, located at 500 Boylston Street, Boston, MA 02116 at 11:00 a.m. local time (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on two proposals, each of which is described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 19, 2017. The following is a brief description of each matter voted upon, and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Each of the two nominees for Class II directors was elected to serve on the Company's Board of Directors (the "Board") until the Annual Meeting of Stockholders in 2020 or until his respective successor has been duly elected or qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Mr. Robert Perez	12,042,138	489,340	1,347,513
Mr. Stuart Randle	12,031,421	500,057	1,347,513

The Company's stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,866,305	11,535	1,151	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Pharma, Inc.

Dated: June 6, 2017
	By:	/s/ Robert Hadfield
Robert Hadfield
General Counsel and Secretary